UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2011 (November 30, 2011)

Encore Energy Partners LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-33676	20-8456807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1400
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (817) 877-9955

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2011 Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”) announced the completion of the merger of its wholly-owned subsidiary Vanguard Acquisition Company, LLC, a Delaware limited liability company (“MergerCo”) with and into Encore Energy Partners LP, a Delaware limited partnership (“Encore”) with Encore continuing as the surviving entity (the “Merger”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 10, 2011, by and among Vanguard, Vanguard Natural Gas, LLC, a Kentucky limited liability company (“VNG”), MergerCo, Encore and Encore Energy Partners GP LLC, a Delaware limited liability company and the general partner of Encore (“Encore GP”).

The Merger was completed following approval of (i) the Merger Agreement and the Merger by holders of a majority of the outstanding common units representing limited liability partner interests in Encore (“Encore common units”) and (ii) the issuance of common units representing limited liability company interests in Vanguard (“Vanguard common units”) pursuant to the Merger Agreement by holders of a majority of the Vanguard common units voting on the proposal.

As a result of the Merger, each outstanding Encore common unit other than those owned by VNG were cancelled and converted into a right to receive 0.75 Vanguard common units, with cash in lieu of any fractional units.

Item 1.02.  Termination of a Material Definitive Agreement.

Encore previously entered into that certain Credit Agreement dated as of March 7, 2007 (as amended, supplemented, modified or restated, the “Credit Agreement”) by and among Encore Energy Partners Operating LLC, as borrower (the “Borrower”), Encore Energy Partners LP, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain financial institutions from time to time party thereto, as lenders.

In connection with the consummation of the Merger, the Borrower repaid all borrowings under the Credit Agreement which was terminated and all the debt owing and liens granted pursuant to such Credit Agreement were purchased by and assigned to the lenders party to that certain Third Amended and Restated Credit Agreement dated as of September 30, 2011 by and among VNG as borrower, Citibank, N.A., as Administrative Agent, and the financial institutions party thereto, as amended.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

 Following the completion of the Merger on the morning of December 1, 2011, Encore (i) notified the New York Stock Exchange (the “NYSE”) that the Merger was effected and that all outstanding Encore common units were cancelled and converted in the Merger into the right to receive Vanguard common units based on an exchange rate of 0.75 Vanguard common units per Encore common unit, and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the Encore common units. The trading of Encore common units on the NYSE was suspended from trading before the opening of the market on December 1, 2011.

Item 3.03.  Material Modifications to Rights of Security Holders.

The information included under the “Introductory Note” is hereby incorporated into this Item 3.03 reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and the entry into the Second Amended LLC Agreement (as defined below), which provides that Enocre GP will no longer be managed by a Board of Directors (the “Encore Board”), each of Messrs. Scott W. Smith, Richard Robert, Britt Pence, Timothy Hauss, John E. Jackson, David Baggett and Martin G. White ceased to be directors of Encore GP.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Third Amended and Restated Agreement of Limited Partnership of Encore Energy Partners LP

Following the closing of the Merger, on December 1, 2011, Encore entered into the Third Amended and Restated Agreement of Limited Partnership of Encore (the “Third Amended LP Agreement”). The Third Amended LP Agreement reflects the fact that Encore no longer has any public unitholders.

     The description of the Third Amended LP Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Third Amended LP Agreement, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Second Amended and Restated Limited Liability Company Agreement of Encore Energy Partners GP LLC

Following the closing of the Merger, on December 1, 2011, Encore GP entered into the Second Amended and Restated Limited Liability Company Agreement of Encore GP (the “Second Amended LLC Agreement”). The Second Amended LLC Agreement reflects the fact that Encore no longer has any public unitholders.

     The description of the Second Amended LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Second Amended LLC Agreement, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Unitholders (the “Special Meeting”) of Encore held on November 30, 2011, Encore unitholders approved the adoption of the Merger Agreement and the Merger. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
28,398,737	787,361	66,274	0

In connection with the Special Meeting, Encore also solicited proxies with respect to a proposal to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. The proposal, which was unnecessary in light of no other business properly coming before the Special Meeting and the approval of the Merger and adoption of the Merger Agreement by Encore unitholders as indicated above, was not submitted to Encore unitholders for approval at the Special Meeting.

Item 7.01.  Regulation FD Disclosures.

On November 30, 2011, Encore issued a press release announcing the results of the Special Meeting.  A copy of the press release is attached as Exhibit 99.1 hereto.

On December 1, 2011, Vanguard and Encore issued a joint press release announcing the completion of the Merger.  A copy of the press release is attached as Exhibit 99.2 hereto.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, unless Enterprise specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 3.1	Third Amended and Restated Limited Agreement of Limited Partnership of Encore Energy Partners LP.
Exhibit 3.2	Second Amended and Restated Limited Liability Company Agreement of Encore Energy Partners GP LLC.
Exhibit 99.1	Press Release dated November 30, 2011.
Exhibit 99.2	Press Release dated December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP

BY:	Encore Energy Partners GP LLC,

its general partner

By:                        /s/ Scott W. Smith
Name:                   Scott W. Smith
Title:                      President, Chief Executive Officer and Director
December 2, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 3.1	Third Amended and Restated Limited Agreement of Limited Partnership of Encore Energy Partners LP.
Exhibit 3.2	Second Amended and Restated Limited Liability Company Agreement of Encore Energy Partners GP LLC.
Exhibit 99.1	Press Release dated November 30, 2011.
Exhibit 99.2	Press Release dated December 1, 2011.